UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 9, 2015

BMC STOCK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Lakeside Commons
980 Hammond Drive NE, Suite 500
Atlanta, GA 30328
(Address of principal executive offices) (Zip Code)
(678) 222-1219
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On December 9, 2015, BMC Stock Holdings, Inc. (the “Company”) issued a press release announcing the posting of a new investor presentation (the “Presentation Materials”) on the Company’s website. Among other things, the Presentation Materials discuss the Company’s operations and performance. Additionally, the Presentation Materials discuss the recently completed merger, pursuant to which Building Materials Holding Corporation (“BMC”) merged with and into the Company, with the Company surviving the merger (the “Merger”). A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Additionally, a copy of the Presentation Materials is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Presentation Materials, possibly with modifications, will be used from time to time after December 9, 2015 in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business.
The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. The Presentation Materials will be posted on the Company’s investor relations website at http://ir.bmcstock.com for approximately 90 days.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 9, 2015
99.2	Presentation Materials, dated December 9, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

By	/s/ James F. Major, Jr.
James F. Major, Jr. Executive Vice President, Chief Financial Officer and Treasurer
Date: December 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 9, 2015
99.2	Presentation Materials, dated December 9, 2015